UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): February 22, 2008


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On February 25, 2008, Conseco, Inc. (the "Company") issued a press release containing, among other things, certain financial information. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On February 22, 2008, the Company concluded that it will restate its financial statements for the years ended December 31, 2006 and 2005, along with affected Selected Consolidated Financial Data for 2004 and 2003, and quarterly financial information for 2006 and the first three quarters of 2007. Therefore, the previously issued financial statements of the Company for those periods should no longer be relied upon. Such conclusion was based on the significance of errors identified in the fourth quarter of 2007 during the remediation of the material weakness in internal controls disclosed in our 2006 Form 10-K and subsequent quarterly filings with the Securities and Exchange Commission. The Company will also correct previously identified immaterial errors, which had been recognized through cumulative adjustments to previously issued financial statements.

     The most significant errors relate to adjustments to insurance policy benefits and the liabilities for insurance products in the specified disease and life blocks of business in the Conseco Insurance Group segment and in the long-term care block of business in the Other Business in Run-off segment. The adjustments were discovered through procedures we performed to remediate our material control weakness. We reviewed certain actuarial valuation processes for approximately 2,400 types of policy forms, encompassing insurance products that accounted for more than 80 percent of the total liabilities for the business subject to the remediation review procedures.

     The Company's management and its Audit Committee have discussed the decision to restate its financial statements with its independent registered public accounting firm, PricewaterhouseCoopers LLP.

     The Company's press release regarding the restatement and other matters issued on February 25, 2008, is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press release of Conseco, Inc. issued February 25, 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

February 25, 2008
                                           By:  /s/ John R. Kline
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                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer